UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 31, 2015

FORCE PROTECTION VIDEO EQUIPMENT CORP.

(Exact name of registrant as specified in its charter)

Florida	000-55519	45-144-3512
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

140 Iowa Lane, Suite 101 Cary, NC 27511
(Address of principal executive offices)

(919) 780-7897
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01

ENTRY INTO A DEFINITIVE AGREEMENT

Pursuant to the Amendment to the Securities Purchase Agreement which we disclosed in our 8-K filed with the SEC on November 11, 2105, on December 31, 2015  we entered into an additional $105,000 8% Convertible Promisorry Note with RDW Capital, LLC which Note is due June 31, 2016. The terms of the conversion in this Note are identical to the previous notes entered into with RDW and we received $90,000 on December 31, 2015.  The foregoing description of the Note is a summary and are is qualified in its entirety by reference to such Note, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Exhibits

Exhibit Number

Description

10.1

Form of RDW 8% Convertible Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Force Protection Video Equipment Corp.

(Registrant)

By: /s/Paul Feldman
President

Dated: January 4, 2016

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